CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



JEFFREY L. STEELE, President and PEO, and MICHAEL W. STOCKTON, Vice President and Treasurer of The American Funds Tax-Exempt Series I(the "Registrant"), each certify to the best of his or her knowledge that:

1) The Registrant's periodic report on Form N-CSR for the period ended July 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                      Chief Financial Officer

THE AMERICAN FUNDS TAX-EXEMPT                THE AMERICAN FUNDS TAX-EXEMPT
SERIES I                                     SERIES I


/s/Jeffrey L. Steele, President              /s/ Michael W. Stockton,
                                                 Vice President and Treasurer


Date:  September 27, 2004                        Date: September 27, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to THE AMERICAN FUNDS TAX-EXEMPT SERIES I and will be retained by THE AMERICAN FUNDS TAX-EXEMPT SERIES I and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.